EXHIBIT 4.03

                             AETNA SERVICES, INC.,

                                     ISSUER



                                  AETNA INC.,

                                   GUARANTOR


                                      AND


                          STATE STREET BANK AND TRUST
                 COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION,

                                    TRUSTEE


                                 -------------


                                   INDENTURE

                           Dated as of August 5, 1999


                                 -------------

                                  $500,000,000
                     7.00% Guaranteed Senior Notes due 2002




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                               TABLE OF CONTENTS

                             ----------------------

                                                                            PAGE

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions.....................................................1
SECTION 1.02.  Compliance Certificates and Opinions............................8
SECTION 1.03.  Form of Documents Delivered to Trustee..........................9
SECTION 1.04.  Acts of Holders; Record Dates..................................10
SECTION 1.05.  Notices, Etc., to Trustee, Company and Guarantor...............11
SECTION 1.06.  Notice to Holders; Waiver......................................12
SECTION 1.07.  Conflict with Trust Indenture Act..............................12
SECTION 1.08.  Effect of Headings and Table of Contents.......................13
SECTION 1.09.  Successors and Assigns.........................................13
SECTION 1.10.  Separability Clause............................................13
SECTION 1.11.  Benefits of Indenture..........................................13
SECTION 1.12.  Governing Law..................................................13
SECTION 1.13.  Legal Holidays.................................................13
SECTION 1.14.  Personal Immunity from Liability for Incorporators,
               Stockholders, Etc..............................................13

                                   ARTICLE 2
                                 SECURITY FORMS

SECTION 2.01.  Forms Generally................................................14
SECTION 2.02.  Form of Face of Security.......................................15
SECTION 2.03.  Form of Reverse of Security....................................17
SECTION 2.04.  Restrictive Legends............................................20
SECTION 2.05.  Form of Trustee's Certificate of Authentication................22
SECTION 2.06.  Form of Guarantee..............................................23

                                   ARTICLE 3
                                 THE SECURITIES

SECTION 3.01.  Amount Limited.................................................26
SECTION 3.02.  Denominations..................................................26
SECTION 3.03.  Execution, Authentication, Delivery and Dating.................26
SECTION 3.04.  Registration, Registration of Transfer and Exchange............27
SECTION 3.05.  Book-entry Provisions for Global Securities....................28
SECTION 3.06.  Special Transfer Provisions....................................30
SECTION 3.07.  Mutilated, Destroyed, Lost and Stolen Securities...............33


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                                                                            PAGE

SECTION 3.08.  Payment of Interest; Interest Rights Preserved.................34
SECTION 3.09.  Persons Deemed Owners..........................................35
SECTION 3.10.  Cancellation...................................................36
SECTION 3.11.  Computation of Interest........................................36

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture........................36
SECTION 4.02.  Application of Trust Fund......................................38

                                   ARTICLE 5
                                    REMEDIES

SECTION 5.01.  Events of Default..............................................38
SECTION 5.02.  Acceleration of Maturity; Rescission Annulment.................41
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
               Trustee........................................................42
SECTION 5.04.  Trustee May File Proofs of Claim...............................43
SECTION 5.05.  Trustee May Enforce Claims Without Possession of
               Securities.....................................................44
SECTION 5.06.  Application of Money Collected.................................44
SECTION 5.07.  Limitation on Suits............................................45
SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
               Premium and Interest...........................................46
SECTION 5.09.  Restoration of Rights and Remedies.............................46
SECTION 5.10.  Rights and Remedies Cumulative.................................46
SECTION 5.11.  Delay or Omission Not Waiver...................................47
SECTION 5.12.  Control by Holders.............................................47
SECTION 5.13.  Waiver of Past Defaults........................................48
SECTION 5.14.  Undertaking for Costs..........................................48

                                   ARTICLE 6
                                  THE TRUSTEE

SECTION 6.01.  Duties and Responsibilities of the Trustee; During Default;
               Prior to Default...............................................49
SECTION 6.02.  Notice of Defaults.............................................50
SECTION 6.03.  Certain Rights of Trustee......................................50
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.........51
SECTION 6.05.  May Hold Securities............................................52


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                                                                            PAGE

SECTION 6.06.  Money Held in Trust............................................52
SECTION 6.07.  Compensation and Reimbursement.................................52
SECTION 6.08.  Disqualification; Conflicting Interests........................53
SECTION 6.09.  Corporate Trustee Required; Eligibility........................53
SECTION 6.10.  Resignation and Removal; Appointment of Successor..............53
SECTION 6.11.  Acceptance of Appointment by Successor.........................55
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to
               Business.......................................................56
SECTION 6.13.  Preferential Collection of Claims Against Company or
               Guarantor......................................................56
SECTION 6.14.  Appointment of Authenticating Agent............................56

                                   ARTICLE 7
         HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

SECTION 7.01.  Company and Guarantor to Furnish Trustee Names and
               Addresses of Holders...........................................58
SECTION 7.02.  Preservation of Information; Communication to Holders..........58
SECTION 7.03.  Reports by Trustee.............................................59
SECTION 7.04.  Reports by Company and Guarantor...............................59

                                   ARTICLE 8
                    CONSOLIDATION, MERGER, OR SALE OF ASSETS

SECTION 8.01.  Company or Guarantor May Consolidate, Etc., Only on
               Certain Terms..................................................59
SECTION 8.02.  Successor Substituted..........................................60
SECTION 8.03.  Assumption by Guarantor or Subsidiary of Company's
               Obligations....................................................61

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Holders.............62
SECTION 9.02.  Supplemental Indentures with Consent of Holders................63
SECTION 9.03.  Execution of Supplemental Indentures...........................64
SECTION 9.04.  Effect of Supplemental Indentures..............................65
SECTION 9.05.  Reference in Securities to Supplemental Indentures.............65
SECTION 9.06.  Conformity with the Trust Indenture Act........................65
SECTION 9.07.  Waiver of Compliance by Holders................................65


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                                                                            PAGE

                                   ARTICLE 10
                                   COVENANTS

SECTION 10.01.  Payment of Principal, Premium and Interest....................66
SECTION 10.02.  Maintenance of Office or Agency by Company and
                Guarantor.....................................................66
SECTION 10.03.  Money for Securities Payments to Be Held in Trust.............67
SECTION 10.04.  Statement by Officers as to Default...........................68
SECTION 10.05.  Limitations on Liens on Common Stock of Principal
                Subsidiaries..................................................68
SECTION 10.06.  Rule 144A Information.........................................69

                                   ARTICLE 11
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 11.01.  Company's Option to Effect Defeasance or Covenant
                Defeasance....................................................69
SECTION 11.02.  Defeasance and Discharge......................................69
SECTION 11.03.  Covenant Defeasance...........................................70
SECTION 11.04.  Conditions to Defeasance or Covenant Defeasance...............70
SECTION 11.05.  Deposited Money and U.S. Government Obligations to be
                Held in Trust; Other Miscellaneous Provisions.................72
SECTION 11.06.  Reinstatement.................................................73

                                   ARTICLE 12
                            GUARANTEE OF SECURITIES

SECTION 12.01.  Guarantee.....................................................74
SECTION 12.02.  Subrogation...................................................74
SECTION 12.03.  Reinstatement.................................................75
SECTION 12.04.  Execution and Delivery of Guarantees..........................75

Appendix A        Form of Institutional Accredited Investor Letter


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         INDENTURE, dated as of August 5, 1999, among AETNA SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Connecticut (herein called the "Company"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, AETNA INC., a corporation duly organized and existing under the laws of the State of Connecticut (herein called the "Guarantor"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156 and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 7.00% guaranteed senior notes due 2002 (herein called the "Securities").

         The Guarantor has duly authorized the unconditional guarantee of the Securities on the terms hereinafter set forth and the execution and delivery of the Indenture.

         All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or the Securities Act of 1933, as amended, either directly or by reference therein, have the meanings assigned to them therein;


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          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Agent Members" has the meaning provided in Section 3.05(a).

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate the Securities.

         "Board of Directors", when used with reference to either the Company or the Guarantor, means either (i) the Board of Directors of the Company or the Guarantor, as the case may be, the Executive Committee of such Board of Directors or any other duly authorized committee of directors and/or officers appointed by such Board of Directors or Executive Committee, or (ii) one or more duly authorized officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of the Company or the Guarantor or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

         "Board Resolution", when used with reference to either the Company or the Guarantor, means (i) a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification or (ii) a certificate signed by the authorized officer or officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of the Company or the Guarantor or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.


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         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means with respect to any Principal Subsidiary, stock of any class, however designated, except stock which is non-participating beyond fixed dividend and liquidation preferences and the holders of which have either no voting rights or limited voting rights entitling them, only in the case of certain contingencies, to elect less than a majority of the directors (or persons performing similar functions) of such Principal Subsidiary, and shall include securities of any class, however designated, which are convertible into such Common Stock.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order", when used with reference to the Company or the Guarantor, means a written request or order signed in the name of the Company or of the Guarantor, as the case may be, by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee located at 225 Asylum Street, 29th floor, Goodwin Square, Hartford, Connecticut 06103 at which at any particular time its corporate trust business shall be administered.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 11.03.

         "Defaulted Interest" has the meaning specified in Section 3.08.


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         "Defeasance" has the meaning specified in Section 11.02.

         "Depositary" means the depositary of each Global Security, which initially shall be The Depository Trust Company, a New York corporation.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

         "Global Security" has the meaning specified in Section 2.01.

         "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 12.01.

         "Guaranteed Obligations" shall have the meaning set forth in
Section 12.01.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security except that the last Interest Payment Date shall be August 6, 2002.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.


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         "Non-Recourse Debt" means any indebtedness for money borrowed as to which the liability of the Guarantor, the Company or the Principal Subsidiaries is limited solely to specific assets.

         "Notice of Default" means a written notice of the kind specified in
Section 5.01(4).

         "Officers' Certificate", when used with respect to the Company or the Guarantor, means a certificate signed by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary, of the Company or the Guarantor, as the case may be, or any other individual authorized by the Board of Directors of the Company or the Guarantor, as the case may be, for such purpose, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
10.04 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or the Guarantor, as the case may be, or who may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall include the statements required by Section 314(e) of the Trust Indenture Act and those provided for in Section 1.02, and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Securities;

          (iii) Securities as to which Defeasance has been effected pursuant to
     Section 11.02; and


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          (iv) Securities which have been replaced pursuant to Section 3.07 or
     Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

         provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Subsidiary of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Subsidiary of the Company, the Guarantor or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Security" has the meaning provided in Section 2.01.

         "Place of Payment" means the place or places where the principal of and any premium and interest on the Securities are payable as specified in
Section 2.02.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.


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         "Principal Subsidiary" means only Aetna Life Insurance Company, Aetna
Life Insurance and Annuity Company and Aetna U.S. Healthcare Inc., and any other Subsidiary of the Guarantor which shall hereafter succeed by merger or otherwise to a major part of the business of one or more of the Principal Subsidiaries. The decision as to whether a Subsidiary shall have succeeded to a major part of the business of one or more of the Principal Subsidiaries shall be made in good faith by the Board of Directors of the Guarantor or a committee thereof by the adoption of a resolution so stating, and the Guarantor shall within 30 days of the date of the adoption of such resolution deliver to the Trustee a copy thereof, certified by the Corporate Secretary or an Assistant Corporate Secretary of the Guarantor.

         "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.04(a).

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified for that purpose in Section 2.02.

         "Regulation S" means Regulation S under the Securities Act.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Securities" has the meaning stated in the first recital of this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.04.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.


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         "Stated Maturity" shall mean, with respect to the principal of such
Security, August 6, 2002, and with respect to the interest of the Security, August 15 and February 15 of each year.

         "Subsidiary" of any Person means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Person" has the meaning provided in Regulation S.

         "U.S. Government Obligation" has the meaning specified in
Section 11.04.

         "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 10.04) shall include


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          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Any certificate, statement or opinion of an officer of the Company or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company or the Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, opinion or representation with


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respect to such accounting matters upon which its certificate, statement or opinion may be based is erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04.  Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Company or the Guarantor may fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Outstanding Securities. If not set by the Company or the Guarantor prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be.

          (d) The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

          (e) With regard to any record date for action to be taken by the Holders of Securities, only the Holders of Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

         SECTION 1.05. Notices, Etc., to Trustee, Company and Guarantor. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or by the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Corporate Trust Department, or

          (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, in the case of the Company, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company, with a copy to the Guarantor, and, in the case of the Guarantor, first-class postage prepaid and addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Guarantor, with a copy to the Company.

         SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided, however, that the Company, the Guarantor or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice by any other method which, in the reasonable belief of the Company or the Guarantor or, in the case of the Trustee, of the Company, the Guarantor and the Trustee, is likely to be received by the Holders. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.07. Conflict with Trust Indenture Act. Regardless of whether this Indenture is at any time qualified under the Trust Indenture Act or required to be so qualified, this Indenture by its terms shall at all times be subject to the Trust Indenture Act, the terms of which are incorporated by reference in and made a part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their successors and assigns, whether so expressed or not.

         SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. Governing Law. This Indenture and the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

         SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date or at the Stated Maturity, as the case may be.

         SECTION 1.14. Personal Immunity from Liability for Incorporators, Stockholders, Etc. No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security or of the Guarantees, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, or of the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities and the Guarantees.

                                   ARTICLE 2
                                 SECURITY FORMS

         SECTION 2.01. Forms Generally. The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The Guarantees by the Guarantor to be endorsed on the Securities shall be substantially in such form set forth in Section 2.06, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Guarantees, all as evidenced by such execution.

         The definitive Securities and the Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The Securities shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form provided in this Article (the "Global Security"), deposited with the Trustee, as custodian for the Depositary duly executed by the Company and authenticated by the Trustee as herein provided. In the event the Depositary is unable or unwilling to provide its services as a depositary with respect to the Securities and a successor depositary is not obtained, the Securities shall be issued in the form of one or more permanent certificated Securities in registered form, substantially in the form provided in this Article (the "Physical Security") duly executed by the Company and authenticated by the Trustee as herein provided. In the case of the Global Security, the aggregate principal amount may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         SECTION 2.02.  Form of Face of Security.

                              AETNA SERVICES, INC.

                     7.00% GUARANTEED SENIOR NOTES DUE 2002

         No. .........                                              $

         CUSIP No.:

         AETNA SERVICES, INC., a Connecticut corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede &
Co.]*, or registered assigns, the principal sum of ................
 ................... Dollars, as reduced from time to time by the principal amount hereof that is transferred in the form of one or more Physical Securities or beneficial interests in any other Global Security, and as increased from time to time by the principal amount of any [Physical Security]** [beneficial interest in any other Global Security]* that is transferred or exchanged for a beneficial interest in this [Global]* Security; [such reductions and increases to be noted by the Security Registrar on the schedule attached hereto]* and to pay interest thereon from August 6, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 1999, at the rate of 7% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date (except in the case of the August 15, 1999 Interest Payment Date for which the Regular Record Date shall be August 6, 1999). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to all Holders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

--------
*  [Insert in a global note, only.]

** [Insert in a physical certificate, only.]

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Hartford, Connecticut, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). By so stating in such notice, the Holder may elect to receive all future payments by wire transfer to such account until the Trustee or Paying Agent is instructed otherwise, in a timely manner consistent with the previous sentence, by a subsequent written notice from the then Holder.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



Dated: _________ __, 1999

                                        AETNA SERVICES, INC.


                                        By______________________________________
                                          Name:
                                          Title:

[Seal]

Attest:

--------------------------------------------


         SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of August 5, 1999 (herein called the "Indenture"), among the Company, as Issuer, Aetna Inc., as Guarantor (herein called the "Guarantor") and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Securities issued under the Indenture are limited in aggregate principal amount to $500,000,000.

         The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company or the Guarantor or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture provides that the Company and the Guarantor, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or
(b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of, and (premium, if any) and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

         No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof or of the Guarantee endorsed hereon, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, or of the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                   [FORM OF SCHEDULE ATTACHED TO GLOBAL NOTE]


                                  As Reduced By           As Increased By
                            Beneficial Interests in   Beneficial Interests in
                              this Global Security    Another Global Security
                                 Transferred or            Transferred or
                                 Exchanged For        Exchanged for Beneficial
                            Beneficial Interests in   Interests in this Global         Date of
    Principal Amount        Another Global Security           Security           Transfer or Exchange
-------------------------------------------------------------------------------------------------------
$[insert initial principal  $                         $
amount]
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


         SECTION 2.04.  Restrictive Legends.   (a) Each Security shall bear the
following legend on the face thereof except as otherwise provided in paragraph
(b):

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THIS LEGEND. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER FOR THE BENEFIT OF THE ISSUER (i) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, AND (ii) AGREES THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE

         WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT OR (C) (1) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, UPON CERTIFICATION AS REQUIRED BY THE INDENTURE, (3), UPON CERTIFICATION AS REQUIRED BY THE INDENTURE, TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITIES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND, IF SUCH TRANSFER PURSUANT TO THIS CLAUSE (C)(3) IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $100,000, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY REGISTRATION STATEMENT OR ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITY REGISTRAR WILL REFUSE TO ACCEPT ANY REQUEST FOR THE REGISTRATION OF ANY TRANSFER THAT DOES NOT COMPLY WITH THIS LEGEND.

          (b) Upon written request therefor accompanied by an Opinion of Counsel meeting the requirements of this paragraph, the Trustee shall exchange any Security bearing the legend set forth in paragraph (a) for a Security of like tenor and principal amount not bearing such legend. Any such exchange shall be effected in accordance with Sections 3.04. Such Opinion of Counsel shall be rendered by counsel reasonably acceptable to the Company, and shall state that in such counsel's opinion, either (i) such Security is eligible for resale under Rule

144(k) under the Securities Act (or any successor provision) and further that the legend set forth in paragraph (a) is not necessary to ensure that transfers or other dispositions of such Security are effected in compliance with the Securities Act and the rules and regulations thereunder or (ii) such Security is being surrendered in connection with a transfer being made pursuant to a registration statement that is effective under the Securities Act and therefore the legend set forth in paragraph (a) may be removed.

          (c) Each Global Security shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         SECTION 2.05. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                            STATE STREET BANK AND TRUST
                                              COMPANY OF CONNECTICUT,
                                              NATIONAL ASSOCIATION,
                                              As Trustee


                                            By
                                              ----------------------------------
                                              Authorized Officer


         SECTION 2.06. Form of Guarantee. Guarantees to be endorsed on the Securities shall, subject to Section 2.01, be in substantially the form set forth below; words enclosed in brackets shall be inserted, if applicable:


                                   GUARANTEE
                                       OF
                                   AETNA INC.

         Aetna Inc., a Connecticut corporation (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, premium, if any, and interest on said Security, when and as the same shall become due and payable, whether at the Stated Maturity or upon declaration of acceleration or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Aetna Services, Inc., a Connecticut corporation (herein called the "Company", which term includes any successor corporation under such Indenture) punctually to make any such payment of principal, premium or interest, the Guarantor hereby agrees to pay or to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity or upon declaration of acceleration or otherwise, and as if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, legality or enforceability of said Security or the Indenture, or the absence of any action to enforce the same, or any waiver, modification, indulgence or consent granted to the Company with respect thereto, by the Holder of said Security or by the Trustee, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of said Security or the interest rate thereon. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of bankruptcy of the Company, any right of set-off or to counterclaim, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, and premium, if any, and interest on said Security.

         The Guarantor shall be subrogated to all rights of the Holder against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of all Holders of all the outstanding Securities issued under the Indenture, be entitled to enforce, or to receive, any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest then due and payable on all the Securities issued under the Indenture shall have been irrevocably paid in full in accordance with the terms of the Securities.

         This Guarantee is a guarantee of payment when due and not of collection. This Guarantee shall continue to be effective, or be reinstated, as the case may be, in respect of said Security if at any time payment, or any part thereof, of said Security is rescinded or must otherwise be restored or returned by the Holder of said Security or any trustee for said Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other entity, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Company or any other entity or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

         No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, and premium, if any, and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed herein.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

         This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been manually signed by or on behalf of the Trustee under such Indenture.

         All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

         IN WITNESS WHEREOF, Aetna Inc. has caused the execution hereof in its corporate name by its duly authorized officers.


                                            AETNA INC.

                                            By
                                              ----------------------------------
                                              Name:
                                              Title:



[Seal]

Attest:


------------------------------------
[Assistant] Corporate Secretary

                                   ARTICLE 3
                                 THE SECURITIES

         SECTION 3.01. Amount Limited. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $500,000,000.

         SECTION 3.02. Denominations. The Securities shall be issuable in registered form in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         The Guarantees shall be executed on behalf of the Guarantor by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

         The seal of the Company or the Guarantor, as the case may be, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or of the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. Minor typographical and other minor errors in the text of any Security or the Guarantee endorsed thereon or minor defects in the seal or facsimile signature on any Security or the Guarantee endorsed thereon shall not affect the validity or enforceability of such Security or such Guaranty if such Security has been duly authenticated and delivered by the Trustee.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon Guarantees executed by the Guarantor to the Trustee for authentication, together with a Company Order of the Company for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities having such Guarantees endorsed thereon.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Securities.

         Each Security and the applicable Guarantee shall be dated the date of its authentication.

         No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security or Guarantee is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security and the Guarantee endorsed thereon shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.04.  Registration, Registration of Transfer and Exchange.

          (a) Registered Global Form Only. The Securities will be issued in registered form only. Except under the circumstances described in Section 3.05(b) below, the Securities will be issued in global form only.

          (b) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it or the Trustee may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          (c) Upon surrender for registration of transfer of any Security at the office or agency in a Place of Payment the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon a Guarantee duly executed by the Guarantor.

          (d) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          (e) Every Security presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to this Section 3.04 or Section 9.05 not involving any transfer.

         SECTION 3.05. Book-entry Provisions for Global Securities. (a) Each Global Security shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii), so long as The Depository Trust Company is serving as the Depositary thereof, bear legends as set forth in Section 2.04(c). Each Global Note will be delivered to the Trustee as custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.06. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Security, if and only if (i) the Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) an Event of Default of which the Trustee has actual notice has occurred and is continuing and the Security Registrar has received a request from the Depositary to issue such Physical Securities, (iii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, or (iv) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 3.04. Notwithstanding any other provision in this Indenture, a Global Security to which the restrictions set forth in this section shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may registered.

          (c) Subject to the other requirements for transfer and exchange of the Securities, a beneficial interest in any Global Security may be transferred to a Person who takes delivery in the form of a beneficial interest in another Global Security. In connection with any such transfer or exchange, the Security Registrar shall record the corresponding decrease or increase in the aggregate principal amount of each Global Security involved in any such transfer or exchange, and the date of such transfer or exchange, on the schedule attached to such Global Security. Any beneficial interest in one Global Security that is transferred to a Person who takes delivery in the form of an interest in another Global Security, or exchanged for an interest in another Global Security, will, upon transfer or exchange, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest. In the event that a Physical Security is to be issued upon transfer of or in exchange for a beneficial interest in a Global Security, the Company shall execute, the Guarantor shall guarantee and the Trustee shall authenticate and make available for delivery a new Physical Security in principal amount equal to the principal amount of the beneficial interest in the Global Security being transferred or exchanged.

          (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b) of this Section, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the

Company shall execute, the Guarantor shall guarantee and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e) Any Physical Security delivered in exchange for an interest in the Global Security pursuant to this Section shall bear the legend regarding transfer restrictions applicable to the Physical Security set forth in Section 2.04.

          (f) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         SECTION 3.06. Special Transfer Provisions. The following provisions shall apply to the Securities issued hereunder:

          (a) Any Security that bears the Private Placement Legend, and any beneficial interest therein, may be transferred only in compliance with the terms of the Private Placement Legend. The Security Registrar shall not register the transfer of any Security that bears the Private Placement Legend unless:

          (i) if the proposed transfer is being made in accordance with clause
     (C)(2) or (3) of the Private Placement Legend, the Security Registrar shall register the transfer only if such transfer is being made by a proposed transferor who has provided it with a letter in the following form:

         State Street Bank and Trust Company of Connecticut,
         National Association
         225 Asylum Street, 29th floor
         Goodwin Square
         Hartford, Connecticut 06103
          as Trustee and Security Registrar

         Re:  Aetna Services, Inc.'s 7% Guaranteed Senior Notes due 2002
              ----------------------------------------------------------

         Reference is hereby made to the Indenture, dated as of August 5, 1999 (the "Indenture"), between Aetna Services, Inc. (the "Company") and the State Street Bank and Trust Company of Connecticut, National Association, as Trustee and Security Registrar. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$___________ principal amount of Securities which are evidenced by one or more [Physical Securities (Cusip No. ____,] [Global Securities (CUSIP No. )] (the "Surrendered Securities") and [held through DTC] [registered] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such [Physical Security] [beneficial interest in the Securities] to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by a [Global Security] [Physical Security].

         In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that:

                                  [CHECK ONE]

[ ] (1) The Surrendered Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is purchasing such Surrendered Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act in a transaction in accordance with any applicable securities laws of the United States or any state thereof. There is furnished herewith a letter addressed to you from the institutional accredited investor as required by the Indenture. If this letter relates to less than $100,000 principal amount of Securities, there is also furnished herewith an opinion of counsel reasonably acceptable to the Company that the requested transfer is in compliance with the Securities Act.

                                       or

[ ] the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S and:

          (A) the offer of the Surrendered Securities was not made to a Person in the United States;

          (B)  either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Registration S, as applicable; and

     (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and may be produced in any judicial or administrative proceeding.

                                            [Insert Name of Transferor]



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:


Dated:

cc: Aetna Services, Inc.

          and (ii) if the proposed transfer is being made in accordance with Rule 144(k) under the Securities Act, the Securities Registrar shall register the transfer only if there is delivered to the Trustee an opinion of counsel as set forth in Section 2.04(b) regarding the removal of the Private Placement Legend.

          (b) In addition to the other restrictions on transfer set forth in this Indenture, transfers of Global Securities and beneficial interests therein are subject to the rules and procedures of the Depositary and the Agent Members.

          (c) By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any certifications, legal opinions or other information delivered to the Company, the Trustee or the Security Registrar pursuant to Sections 2.04(b) or 3.06(a)(i).

         The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.04 or this Section
3.06. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 3.07. Mutilated, Destroyed, Lost and Stolen Securities. If there shall be delivered to the Company and the Trustee (i) a mutilated Security, or (ii) evidence to their satisfaction of the destruction, loss or theft of any Security and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security and of like tenor and principal amount having endorsed thereon a Guarantee duly executed by the Guarantor, and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.09. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.08) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the

Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

         SECTION 3.10. Cancellation. All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order. Acquisition by the Company or the Guarantor of any Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is delivered to the Trustee for cancellation.

         SECTION 3.11. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

         SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) with respect to the Securities and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (i) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year,

          and the Company or the Guarantor, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee in trust for the purpose (A) money (in United States dollars) in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

               (ii) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

               (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under

Section 4.02 and the last paragraph of Section 10.03 shall survive until there are no Securities Outstanding.

         SECTION 4.02. Application of Trust Fund. Subject to provisions of the last paragraph of Section 10.03, all amounts deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such funds have been deposited with the Trustee.

                                   ARTICLE 5
                                    REMEDIES

         SECTION 5.01.  Events of Default.

         "Event of Default" whenever used with respect to Securities means any one of the following events:

               (1) Default in the payment of any instalment of interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (2) Default in the payment of the principal of or premium, if any, on any of the Securities as and when the same shall become due and payable either at maturity, by declaration or otherwise; or

               (3) Failure on the part of the Company or the Guarantor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company or the Guarantor contained in this Indenture and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company or the Guarantor, as the case may be, to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's and the Guarantor's receipt of such Notice of Default; or

               (4) An event of default, as defined in any indenture or instrument evidencing or under which the Company, the Guarantor or any Principal Subsidiary shall have outstanding indebtedness for borrowed money in a principal amount in excess of $50,000,000, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable (other than acceleration of Non-Recourse Debt which does not exceed in the aggregate 4% of the Guarantor's total shareholders' equity, as set forth in the most recently published audited consolidated balance sheet of the Guarantor) or the Company, the Guarantor or any Principal Subsidiary shall default in the payment at final maturity of outstanding indebtedness for borrowed money in a principal amount in excess of $50,000,000 (other than default in payment at final maturity of Non-Recourse Debt which does not exceed in the aggregate 4% of the Guarantor's total shareholders' equity as set forth in the most recently published audited consolidated balance sheet of the Guarantor), and such acceleration or default at maturity shall not be waived, rescinded or annulled within 30 days after written notice thereof, stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company and the Guarantor by the Trustee (if such event be known to it), or to the Company, the Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; provided, however, that if such acceleration under such indenture or instrument or default at maturity shall be remedied or cured by the Company, the Guarantor or Principal Subsidiary, or waived, rescinded or annulled by the requisite holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; and provided further, that, subject to the provisions of Section 6.01, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company or the Guarantor, as the case may be, by the holder of any such indebtedness or an agent of the holder of any such indebtedness, by the trustee then acting under any such indenture or other instrument under which such default shall have occurred, or by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

               (5) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company or the Guarantor under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or for the winding up or liquidation of the Company's or the Guarantor's affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

               (6) The Company or the Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or shall make an assignment for the benefit of creditors, or either the Company or the Guarantor shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company or the Guarantor in furtherance of any of the aforesaid purposes.

         Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 5.01, a record date shall automatically and without any other action by any Person be set for the purpose of determining the holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective by virtue of Holders of at least 25% in principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

         SECTION 5.02.  Acceleration of Maturity; Rescission Annulment.

         If at any time an Event of Default with respect to Securities then Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and all accrued interest thereon shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (i) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee;

          and

          (ii) all Events of Default with respect to Securities, other than the non-payment of the principal of and interest, if any, on the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 5.02 with respect to Securities, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of at least 25%, in the case of any declaration of acceleration, or a majority, in the case of any rescission or annulment, in principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such

Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Securities to the Holders thereof, whether or not the Securities are overdue.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.04.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions that would be authorized by the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in such proceeding. In particular, the Trustee shall be authorized.

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities in accordance with the terms thereof and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.06.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         SECTION 5.07.  Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.08) any interest on such Security on the Stated Maturity or Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 5.09.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 5.07, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.12.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Upon receipt by the Trustee of any such direction, a record date shall be set for determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of Holders of at least a majority in principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

         SECTION 5.13.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         The Company or the Guarantor may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, however, that unless such Holders of not less than a majority in principal amount of the Outstanding Securities shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no effect.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 5.14.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

                                   ARTICLE 6
                                  THE TRUSTEE

         SECTION 6.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default of which the Trustee has actual notice and after the curing or waiving of all such Events of Default which may have occurred:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, Officer's Certificates or other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, Officer's Certificates or other certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         SECTION 6.02. Notice of Defaults. If a default occurs hereunder with respect to the Securities, the Trustee shall give the Holder of the Securities notice of such default as and to the extent provided by the Trust Indenture Act for indentures qualified thereunder, provided, however, that in the case of any default of the character specified in Section 5.01(3) with respect to the Securities, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

         SECTION 6.03.  Certain Rights of Trustee.

         Subject to Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) prior to the occurrence of an Event of Default and after the remedy or waiver of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon reasonable notice to the Company and the Guarantor be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney at a time and place acceptable to the Company or the Guarantor, as the case may be; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of the Guarantees. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 6.05.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 6.06.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

         SECTION 6.07.  Compensation and Reimbursement.

         The Company and the Guarantor agree

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, and reasonable expenses and disbursements of its agents and outside counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 6.09.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10.  Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company and the Guarantor.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or the Guarantor or by any

     Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees (it being understood that at any time there shall be only one Trustee) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 6.11.  Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee, the Company, the Guarantor, the retiring Trustee and each successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer the rights, powers, trust and duties of the retiring Trustee to which the appointment of such successor Trustee relates and (2) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee.

          (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs(a) and (b) of this Section, as the case may be.

          (d) No successor shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 6.13. Preferential Collection of Claims Against Company or Guarantor. If and when the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Guarantor or any such other obligor.

         SECTION 6.14.  Appointment of Authenticating Agent.

         The Trustee may with the consent of the Company appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate the Securities issued upon original issue and upon exchange or registration of transfer or pursuant to Section 3.07, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee or the Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                         ---------------------------------------
                                                                      As Trustee

                                      By:
                                         ---------------------------------------
                                                         As Authenticating Agent

                                      By:
                                         ---------------------------------------
                                                              Authorized Officer


                                   ARTICLE 7
          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

         SECTION 7.01. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

         The Company and the Guarantor will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than 10 days after each Regular Record Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding Regular Record Date, and

          (b) at such other times as the Trustee may request in writing , within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

         SECTION 7.02.  Preservation of Information; Communication to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         SECTION 7.03.  Reports by Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending May 15 and shall be transmitted by the next succeeding July 15.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 7.04.  Reports by Company and Guarantor.

         The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                   ARTICLE 8
                    CONSOLIDATION, MERGER, OR SALE OF ASSETS

         SECTION 8.01. Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

         Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or sell its properties and assets as, or substantially as, an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, unless:

          (1) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person (including, without limitation, the Guarantor or the Company, as the case may be), or sell its properties and assets as, or substantially as, an entirety to any Person (including, without limitation, the Guarantor or the Company, as the case may be), the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which purchases the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially, as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, in the case of any such transaction involving the Company, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, and, in the case of any such transaction involving the Guarantor, the due and punctual performance of the Guarantees and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed, in each case by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company or the Guarantor, as the case may be) formed by such consolidation or into which the Company or the Guarantor, as the case may be, shall have been merged or by the corporation which shall have acquired the assets of the Company or the Guarantor, as the case may be;

          (2) immediately after giving effect to such transaction, no Event of Default shall have happened and be continuing; and

          (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 8.02.  Successor Substituted.

         Upon any consolidation of the Company or the Guarantor, as the case may be, with, or merger of the Company or the Guarantor, as the case may be, into, any other Person or any sale of the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such sale is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantees, as the case may be.

         SECTION 8.03. Assumption by Guarantor or Subsidiary of Company's Obligations.

         The Guarantor or any Subsidiary of the Guarantor may, where permitted by law, assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and any premium), interest on and any other payments with respect to the Securities and the performance of every covenant of this Indenture and the Securities on the part of the Company (or such other Person) to be performed or observed, provided that:

          (1) the Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumed such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to such Subsidiary's obligations under the Securities and this Indenture, as modified by such supplemental indenture;

          (2) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing; and

          (3) the Guarantor or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (4) such assumption shall not result in adverse tax consequences to any Holder; and

          (5) the Guarantor and/or such Subsidiary shall have delivered to the Trustee an Opinion of Counsel to the effect that (1) the Securities are legal, valid and binding obligations of the assuming corporation enforceable against the assuming corporation in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors rights generally and the rights of creditors of insurance companies generally and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (2) if a Subsidiary of the Guarantor is the assuming corporation, the Guarantees continue to be the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors rights generally and the rights of creditors of insurance companies generally and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary, as the case may be, had been named as the "Company" herein, and the Person named as the "Company" in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor upon the Securities.

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

         SECTION 9.01.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or Guarantees; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of all of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture, including, without limitation, with respect to any of the provisions in Article Twelve, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

          (6) to secure the Securities pursuant to the requirements of Section 10.05, or to otherwise secure the Securities or the Guarantees; or

          (7) to establish the form or terms of Securities or the form of Guarantees as permitted by Section 2.01; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
     (9) shall not adversely affect the interests of the Holders in any material respect; or

          (10) to conform to any mandatory provisions of law.

         SECTION 9.02.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority of principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 5.13 or
     Section 9.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 9.07, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(8), or

          (4) modify or affect in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof, premium, if any, and interest, if any, thereon or any sinking fund payments provided in respect thereof.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.03.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.04.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.05.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the Guarantees endorsed thereon may be executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 9.06.  Conformity with the Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 9.07.  Waiver of Compliance by Holders.

         Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company or the Guarantor is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 9.02 upon consent of holders of not less than a majority in aggregate principal amount of the then Outstanding Securities affected, be omitted or done by the Company or the Guarantor, as the case may be, if there is obtained the prior consent or waiver of the holders of at least a majority in aggregate principal amount of the then Outstanding Securities.

                                   ARTICLE 10
                                   COVENANTS

         SECTION 10.01.  Payment of Principal, Premium and Interest.

         The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 10.02.  Maintenance of Office or Agency by Company and
Guarantor.

          (a) So long as any Securities are Outstanding, the Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         (b) So long as any Securities are Outstanding, the Guarantor will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment under the Guarantees endorsed thereon and where notices and demands to or upon the Guarantor in respect of the Guarantees endorsed on the Securities and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Guarantor may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 10.03.  Money for Securities Payments to Be Held in Trust.

         If the Company or the Guarantor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or any premium or interest, deposit with a Paying Agent a sum sufficient to pay such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will, during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the

Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

         SECTION 10.04.  Statement by Officers as to Default.

         The Company and the Guarantor will each deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, a certificate signed by the Company's or the Guarantor's, as the case may be, principal executive officer, principal financial officer or principal accounting officer and an additional authorized signatory stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in compliance with all terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the signers has obtained knowledge of any continuing default by the Company or the Guarantor in the performance, observation or fulfillment of any such term, condition or covenant, specifying each such default and the nature thereof.

         SECTION 10.05. Limitations on Liens on Common Stock of Principal Subsidiaries.

         As long as any of the Securities remains outstanding, the Guarantor will not, and will not permit any Principal Subsidiary to, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance, directly or indirectly, on any of the Common Stock of a Principal Subsidiary, which Common Stock is owned by the Guarantor, by the Company or by any Principal Subsidiary, unless the obligations of the Company under the Securities and, if the Company or the Guarantor so elects, any other indebtedness of the Company or the Guarantor ranking on a parity with or prior to the Securities or the Guarantor's obligations under the Guarantees, as the case may be, shall be secured equally and ratably with, or prior to, such secured indebtedness for borrowed money so long as it is outstanding and is so secured.

         SECTION 10.06.  Rule 144A Information.

         At any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a Security or beneficial interest in a Global Security, the Guarantor shall promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) to such holder, or to a prospective purchaser of such Security or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Securities Act in connection with the resale of such Security by such holder. "Rule 144A Information" shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

                                   ARTICLE 11
                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 11.01. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may elect, at any time, to have either Section 11.02 or
Section 11.03 applied to the Outstanding Securities and the Guarantees endorsed thereon, upon compliance with the conditions set forth below in this Article Eleven.

         SECTION 11.02.  Defeasance and Discharge.

         Upon the Company's exercise of the option provided in Section 11.01 to have this Section 11.02 applied to the Outstanding Securities and the Guarantees endorsed thereon, the Company and the Guarantor shall each be deemed to have been discharged from its obligations with respect to the Outstanding Securities and the Guarantees endorsed thereon as provided in this Section on and after the date the conditions set forth in Section 11.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and the Guarantees endorsed thereon and to have satisfied all their other obligations under the Securities, the Guarantees endorsed thereon and this Indenture insofar as the Securities and the Guarantees endorsed thereon are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities to receive, solely from the trust fund described in Section 11.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's or the Guarantor's obligations, as the case may be, with respect to the Securities under Sections 3.04, 3.07, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 6.07 and (4) this Article Eleven. Subject to compliance with this Article Eleven, the Company may exercise its option provided in Section 11.01 to have this Section 11.02 applied to the Outstanding Securities and the Guarantees endorsed thereon notwithstanding the prior exercise of its option provided in Section 11.01 to have Section 11.03 applied to the Outstanding Securities and the Guarantees endorsed thereon.

         SECTION 11.03.  Covenant Defeasance.

         Upon the Company's exercise of the option provided in Section 11.01 to have this Section 11.03 applied to the Outstanding Securities and the Guarantees endorsed thereon, (1) the Guarantor shall be released from its obligations under Section 10.05 and the Company and the Guarantor shall be released from their obligations under Section 8.01 and (2) the occurrence of any event specified in Sections 5.01(2), 5.01(3) (with respect to Section 10.05 and Section 8.01) and 5.01(4) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities as provided in this Section on and after the date the conditions set forth in Section 11.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

         SECTION 11.04.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section
11.02 or Section 11.03 to the Outstanding Securities:

          (1) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities, (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities. As used herein, (1) "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the case of an election under Section 11.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the case of an election under Section 11.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.01(5) and 5.01(6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

         SECTION 11.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 11.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 11.04 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of the

Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor, as the case may be, from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 11.04 that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities and the Guarantees endorsed thereon.

         SECTION 11.06.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Eleven with respect to the Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantor's obligations under this Indenture and the Securities and the Guarantees endorsed thereon shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eleven with respect to the Securities until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 11.05 with respect to the Securities in accordance with this Article Eleven; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security following the reinstatement of its obligations or if the Guarantor makes any payment in respect thereof pursuant to its Guarantee of such Securities, the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders to receive such payment from the money so held in trust.

                                   ARTICLE 12
                            GUARANTEE OF SECURITIES

         SECTION 12.01.  Guarantee.

         The Guarantor hereby unconditionally guarantees to each Holder of a Security of the Company authenticated and delivered by the Trustee or an Authenticating Agent the due and punctual payment of the principal of (premium, if any) and interest on such Security, when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration or otherwise according to the terms of such Security and of this Indenture (the "Guaranteed Obligations"). In case of default by the Company in the payment of any such principal, premium or interest, the Guarantor agrees duly and punctually to make any such payment when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration or otherwise, and as if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional irrespective of, and shall be unaffected by, the validity, legality or enforceability of any Security or this Indenture, the absence of any action to enforce the same or any waiver, modification or indulgence or consent granted to the Company with respect thereto by the Holder or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right of set-off or counterclaim, any right to require a proceeding first against the Company, protect or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any Security except by payment in full of the principal of (premium, if any) and interest on such Security.

         SECTION 12.02.  Subrogation.

         The Guarantor shall be subrogated to all rights of the Holder of a Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of all Holders, be entitled to enforce, or to receive, any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest then due and payable on all Securities shall have been irrevocably paid in full in accordance with the terms of such Securities.

         SECTION 12.03.  Reinstatement.

         The Guarantee of the Guarantor is a guarantee of payment when due and not of collection. The Guarantee shall continue to be effective, or be reinstated, as the case may be, in respect of any Security if at any time payment, or any part thereof, of such Security is rescinded or must otherwise be restored or returned by the Holder of such Security or any trustee for said Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other entity, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Company or any other entity or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

         SECTION 12.04.  Execution and Delivery of Guarantees.

         To evidence its guarantee set forth in Section 12.01, the Guarantor hereby agrees to execute, subject to Section 2.01, the Guarantee in a form established pursuant to Section 2.06, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed by the Guarantor as provided in Section 3.03.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.

                                    * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             AETNA SERVICES, INC.



                                             By: /s/ Alfred P. Quirk, Jr.
                                                --------------------------------
                                                Name: Alfred P. Quirk, Jr.
                                                Title: Vice President, Finance
                                                       and Treasurer

[Seal]

Attest:

/s/ William J. Casazza
---------------------------------

                                             AETNA INC.



                                             By: /s/ Alfred P. Quirk, Jr.
                                                --------------------------------
                                                Name: Alfred P. Quirk, Jr.
                                                Title: Vice President, Finance
                                                       and Treasurer
[Seal]

Attest:

/s/ William J. Casazza
---------------------------------

                                             STATE STREET BANK AND TRUST
                                             COMPANY OF CONNECTICUT,
                                             NATIONAL ASSOCIATION, AS TRUSTEE



                                             By: /s/ Earl W. Dennison, Jr.
                                                --------------------------------
                                                Name: Earl W. Dennison, Jr.
                                                Title: Vice President
[Seal]

Attest:

/s/ Donald E. Smith
---------------------------------
    Vice President

                                                                      APPENDIX A


                FORM OF INSTITUTIONAL ACCREDITED INVESTOR LETTER


                                                              [Date]

[Insert name and address of Transferor]

State Street Bank and Trust Company
  of Connecticut, National Association
225 Asylum Street, 29th Floor
Goodwin Square
Hartford, Connecticut  06103
         as Trustee and Security Registrar


Re: Aetna Services Inc.'s 7.00% Guaranteed Senior Notes due 2002


Dear Sirs:

         In connection with our proposed purchase of 7.00% Guaranteed Senior Notes due 2002 (the "notes") of Aetna Services, Inc. (the "Issuer"), we confirm that:

          1. We understand that any subsequent transfer of the notes is subject to certain restrictions and conditions set forth in the Indenture relating to the notes and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Act") .

          2. We understand that the offer and sale of the notes have not been registered under the Securities Act of 1933, and that the notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any notes, we will do so only (A) to the Issuer or any of its affiliates, (B) pursuant to a registration statement that has become effective under the Act, (C) in accordance with Rule 144A under the Act to a "qualified institutional buyer" (as defined therein), (D) outside the United States in accordance with Rule 904 of Regulation S under the Act (upon certification as required by the Indenture), (E) upon certification as required by the Indenture to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes you a signed letter containing the same representations and agreements relating to the restrictions on


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



               transfer of the notes as those contained herein, and, if the transfer is in respect of notes with an aggregate principal amount less than $100,000, an opinion of counsel reasonably acceptable to the Issuer that such transfer is in compliance with the Act or (F) pursuant to the exemption from registration provided by Rule l44 under the Act (if available), and we further agree to provide to any person purchasing any of the notes from us a notice advising such purchaser that resales of the notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any notes, we will be required to furnish to the Issuer and the Trustee such certifications, legal opinions and other information as the Issuer or the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the notes, and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment.

          5. We are acquiring the notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         Each of the Issuer, the Guarantor (as defined in the Indenture) and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:
[Seal]

Attest:


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